Cactus | 1 June 2026 Investor Presentation Cactus, Inc. (NYSE: WHD) Exhibit 99.1

Cactus | 2 Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin with respect to Cactus and Cactus International (each of which is defined below), which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA, Adjusted EBITDA and Transaction Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, and calculations of Adjusted EBITDA margin, are provided in the Appendix included in this presentation. This presentation includes certain guidance for the non-GAAP financial measure Adjusted EBITDA Margin for Pressure Control and for Spoolable Technologies, and the non- GAAP financial measure Adjusted EBITDA for Corporate and Other. We are unable to reconcile these measures to their nearest GAAP measure without unreasonable efforts because we are unable to predict with reasonable certainty the actual impact of items included in the most directly comparable GAAP financial measure. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Information Presented On February 28, 2023, Cactus, Inc., through one of its subsidiaries, acquired the FlexSteel business through a merger (the “FlexSteel Merger”) with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus, Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus prior to the FlexSteel Merger and does not include results and other information associated with HighRidge and the FlexSteel business. Information with respect to Cactus for periods subsequent to February 28, 2023 includes the results of Cactus’ Spoolable Technologies segment, which is comprised of the FlexSteel business. On January 1, 2026, Cactus, Inc., through a subsidiary, acquired 65% of the limited liability company membership interests in Baker Hughes Pressure Control LLC ("Cactus International"), which holds Baker Hughes Company's former surface pressure control business, as described in Cactus, Inc.'s Current Report on Form 8-K filed January 2, 2026 (the "Cactus International Transaction"). Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been filed with the Securities and Exchange Commission. However, such financial statements do not include all financial information needed to calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International, which are non-GAAP measures. Therefore, such measures for Cactus International have been derived from information provided by Baker Hughes Holdings LLC and its affiliates consistent with Cactus’s definitions of such measures but have not been confirmed by Cactus and have not been audited. None of Baker Hughes Company or its affiliates or any of its or their affiliates’ respective representatives have any responsibility for the content of this presentation. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding, opportunities for growth and expansions, our strategy, future operations, financial position, expected revenue, EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin, projected costs, pro forma financial profile, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “opportunities,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward- looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business or Cactus International, and our ability to realize the expected benefits and synergies of the Cactus International Transaction. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in Cactus, Inc.’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and the other documents that Cactus, Inc. files from time to time with the SEC. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information.

Cactus | 3 Scott Bender Chairman and CEO Served as Chairman & CEO since 2023 and previously served as CEO since co-founding Cactus in 2011 Steve Tadlock EVP and Chief Executive Officer of Cactus International Served as CEO of Cactus International since 2026; previously served as CEO of Spoolable Technologies from 2023 through 2026 and as CFO from 2019 through 2023 Joel Bender President Served as Director & President since 2023 and previously served as COO since co-founding Cactus in 2011 Jay Nutt EVP and Chief Financial Officer Served as CFO since joining Cactus in 2024. Previously served as CFO of ChampionX Corporation Steven Bender Chief Operating Officer and Chief Executive Officer of Spoolable Technologies Served as COO and CEO Spoolable Technologies since 2026; previously served as COO from 2023 through 2026 and as VP, Operations since 2011 William Marsh EVP and General Counsel Served as General Counsel since joining Cactus in 2022. Previously served as Chief Legal Officer of Baker Hughes Company Experienced Executive Team

Cactus | 4 Investment Highlights Through-Cycle Outperformance A Leading Pure Play Equipment Solutions Provider for Onshore Markets1 Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience2 Dynamic Operating and Manufacturing Capabilities3 Strong Margins and Free Cash Flow Generation4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships5

Cactus | 5 Products Operations Overview Products & Operations Overview 33.4% Margin 37.1% Margin Wellhead Systems Production Trees Spoolable Pipe Frac Stacks Completion Equip. Fittings Cactus Provides Service, Installation & Maintenance for its Equipment Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety

Cactus | 6 27% 33% 36% 35% 33% 26% 1) Q1 2026 Ann. represents Q1 2026 results annualized. Corporate elimination revenue excluded from segment results but included in consolidated revenue indicated. 2023 revenue includes Spoolable Technologies revenue from the close of the FlexSteel Merger on February 28, 2023. 2) 2023 Adj. EBITDA includes Spoolable Technologies results from the close of the FlexSteel Merger on February 28, 2023. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 3) Net Capital Expenditures equals net cash flows from investing activities excluding cash outflow for acquisitions. Note: Historical financial data prior to March 2023 shown not inclusive of Spoolable Technologies, given the FlexSteel Merger occurred on Feb 28, 2023. Data prior to 2026 excludes results of Cactus International given the Cactus International Transaction closed on January 1, 2026. 4) Represents the combined revenue of Cactus and Cactus International for 2024, as if Cactus had acquired 100% of the interests of Cactus International on January 1, 2024. Pursuant to the Cactus International Transaction, which closed on January 1, 2026, Cactus acquired 65% of the interests of Cactus International. Does not represent actual historical results and excludes pro forma adjustments. International defined as non-U.S. revenue. Source: Company filings Historical Financial Overview Adjusted EBITDA(2) – Net Capital Expenditures(3) as % of Revenue(1) 2024 Revenue by Geography (Including Cactus International(4)) Adjusted EBITDA(1)(2) Revenue(1)Q1 ’26 Ann.(1) Revenue by Segment Pressure Control 77% Spoolable Technologies 23% $120 $228 $398 $392 $353 $400 2021 2022 2023 2024 2025 Q1 2026 Ann. 25% 29% 33% 32% 29% 23% 2021 2022 2023 2024 2025 Q1 2026 Ann. Adj. EBITDA(2) as % of Revenue ($ in millions) ($ in millions) $757 $724 $717 $1,201 $340 $407 $368 $360 $439 $688 $1,097 $1,130 $1,079 $1,560 2021 2022 2023 2024 2025 Q1 2026 Ann. 10 months of Spoolable Technologies 10 Months of Spoolable Technologies U.S. 66% International 34%

Cactus | 7 34% 23% 13% 13% 13% Peer A Peer B Peer C Peer D 33% 18% 14% 12% 12% Peer B Peer A Peer C Peer D Strength of margin profile relative to peers maintained through the cycle 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. If not available, Adjusted EBITDA was calculated as operating income excluding specific items plus depreciation and amortization. Peers include: Core Laboratories, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. 2) EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. Note: Historical Cactus data prior to February 28, 2023 not inclusive of Spoolable Technologies, given the FlexSteel Merger occurred on Feb 28, 2023. Source: FactSet, Company filings Differentiated Margin Profile Through the Cycle 2025 Adjusted EBITDA Margin(1)(2)Total Adjusted EBITDA Margin (2014 – 2025)(1)(2)

Cactus | 8 Technologically Advanced Pad Drilling Wellhead Systems Conventional Wellhead SafeDrill® AdvantagesCactus SafeDrill® Safety Time Savings  Fewer trips into confined space (cellar)  No BOP manipulation after intermediate casing has been installed  No “hot work” required to cut casing with torch  Eliminates time consuming BOP manipulation  No waiting on cement after running casing strings  Mandrel hangers and pack offs run and set through BOPs

Cactus | 9 Technologically Advanced Spoolable Pipe Systems Conventional Steel Line Pipe FlexSteel AdvantagesFlexSteel Spoolable Pipe Features Operator Savings  Durable and corrosion- resistant  Lower maintenance cost for operators  Faster installation times  Lower cost to install  Withstands cyclic loading  Reduces operating field failures / reinstallations  Lowest bend radius of any spoolable pipe  Reduces need for special handling or bedding tools  Pre-leak detection  Higher flowrates  Large diameter  Reliable in extreme conditions  High pressure & temperature ratings  Suitable for trenchless pipe installation methods (directional drilling or rehab)

Cactus | 10 Wellhead & Tree Production Line Pipe Gathering Line Pipe Midstream / Takeaway Line Pipe Customer E&P E&P Midstream Diameter Small / Medium Larger Largest Typical Service Multiphase production Oil / Gas / Water / CO2 Oil / Gas / CO2 Spoolable Pipe Applications Across the Industry Value Chain Associated ServiceConsumable Sale Spoolable Pipe Fittings Installation Maintenance Tank Battery Midstream Sales Meter Refining / End Use

Cactus | 11 Differentiated Offerings Enable Customers to Meet ESG-Related Goals ● Switching from diesel to solar powered generation in certain instances ● Spoolable pipe design allows integrity testing while operating ● Spoolable pipe design characteristics are well suited for CO2 transportation ● Automation of human-performed connections ● Routine tasks can be performed remotely ● Longer spooled length minimizes connections and fabrication required on-site ● Equipment takes less time to install versus legacy offerings ● Enables customers to drill, complete and bring wells online faster ● Fewer people and less equipment on location ● Reduces carbon intensity per well CleanerSaferFaster

Cactus | 12 1) Excludes locations with nominal headcount. Expansive Global Operating Footprint Global Operations(1) Iraq Iran Saudi Arabia U.A.E. Qatar Kuwait Services / Engineering Manufacturing Headquarters Cactus International JV Provides Core Middle East Footprint and Global Reach

Cactus | 13 A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost ● Produces 100% of FlexSteel pipe ● Only manufacturer to hydro-test all pipe before leaving its facility ● Third production line added in 2019 ● API and ISO certified ● Less time-sensitive, high-volume wellhead equipment ● Suzhou and Vietnam assembly & test facilities are wholly foreign owned enterprises ● Low cost of operation with low sensitivity to utilization Baytown FacilitySuzhou / Vietnam FacilitiesBossier City / Dammam / Abu Dhabi Facilities ● Purpose-built facilities to support local market requirements ● Bossier City facility provides rapid-response manufacturing for short-cycle U.S. market Scalable and Low Fixed Cost Manufacturing Footprint

Cactus | 14 Multiple Avenues of Growth for Spoolable Technologies ● Larger diameter capabilities required by relatively untapped customer base ● Continued traction in 2026 in developing new midstream customer relationships ● May 2026 U.S. policy updates streamline regulatory processes for end-users and enhance the competitive advantage of FlexSteel products, particularly for large diameter gathering and transmission applications ● Market transition from traditional stick steel line pipe to spoolable products ● Expand customer penetration for under pad applications that connect to the wellhead ● Recently qualified and installed several new products, including sour service and additional diameters Expansion in the Midstream Segment Growth in Core Production Products ● International market penetration in relatively early stages; revenue has grown every year since acquisition ● Recently awarded first gas service order from a large Middle Eastern National Oil Company and first sour service order in another Middle Eastern country supporting unconventional development ● Recently awarded ~$30mm of orders in Latin America for delivery in 2026 International ● Continued expansion of non-oil and gas projects domestically and internationally (e.g., municipal, hydrogen, mining, etc.) Other Opportunities

Cactus | 15 Current Experienced and Well Aligned Management Team with Strong Industry Relationships ● Management is well incentivized as it owns approximately 13% of the business o Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ● Management team has built the foundation of this company over more than four decades ● Track record of building and successfully monetizing similar businesses ● Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures 19801975 1985 1990 1995 2000 2005 2010 20151959 2020 2025 Scott and Joel Bender appointed President and Vice President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977/1984) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”)  Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”). Steven Bender joins in 2005 as Rental Business Manager Scott and Joel Bender found Cactus LLC with 18 key managers (2011) Cactus, Inc. IPO (2018) ICC sold to Cooper Cameron Corporation (1996) WGPC Sold to GE Oil and Gas (2011) Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. closes acquisition of controlling interest in Baker Hughes’ Surface Pressure Control Business (2026)

Cactus | 16 FTI DRQ WEIR NCSM SBO OIS HTG FETNOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% ROCE(2) (2017 – 2025) (%) (1) 1) 2023 Cactus ROCE calculation utilizes two months of year-end 2022 capitalization and ten months of year-end 2023 capitalization to reflect the acquisition of FlexSteel on February 28, 2023. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2) ROCE reflects average of 2017 through 2025. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). Note: Adj. EBITDA Margins based on latest publicly available data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel Merger. Spoolable Technologies results included after the close of the FlexSteel Merger on February 28, 2023 Source: Company filings and FactSet. Returns and Margins Have Outperformed Peers 2025 Adjusted EBITDA Margin (%)

Cactus | 17 Note: Data based on share price performance from 2/7/2018 to 5/28/2026. Cactus 2/7/2018 price set as IPO price of $19 per share. Source: FactSet Execution Has Driven Equity Outperformance 207% (29%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Substantial Value Accretion Relative to OSX Since IPO

Cactus | 18 $0 $10 $20 $30 $40 $50 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD Ann.(1) Increased quarterly dividend 8% in July 2025 Modest share repurchase in 2024 led to flat 2025 despite dividend increase 1) YTD 2026 Annualized represents Q1 2026 results annualized. Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy, as well as any repurchases by the Company of its shares, are within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions and other factors Cactus' board of directors may deem relevant. Source: Company filings and annual reports Steadily Increasing Return of Capital Profile Cactus’ Dividends, Associated Distributions, and Repurchases Since 2018 Cactus Has Increased Shareholder Returns Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 ($ in millions)

Cactus | 19 $12 $26 $39 $35 $39 $36 2021 2022 2023 2024 2025 Q1 2026 Ann. Strong Balance Sheet & Low Capital Intensity ● Q1 2026 cash of approximately $292 million, including $98 million of acquisition-related cash retained within Cactus International to finalize certain restructuring activities related to the creation of the Cactus International Joint Venture ● Approximately $224 million availability on revolving credit facility, plus $100 million undrawn term loan as of March 31, 2026 ● Full year 2026 net capital expenditure guidance of $40 to $50 million ● 2026 capital expenditure guidance driven by: o Spending to increase efficiency and throughput at Baytown facility and enhance service capabilities for FlexSteel o Routine U.S. branch facility upgrades o Saudi Arabia wellhead facility investments Net Capital Expenditures(2) Adjusted EBITDA – Net Capital Expenditures(1)(2)Balance Sheet and Capital Summary Proven track record of cash flow generation ($ in millions) ($ in millions) 1) Historical data prior to 2023 not pro forma for the FlexSteel Merger, and data prior to 2026 not pro forma for Cactus International acquisition. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. YTD 2026 Annualized represents Q1 2026 results annualized. 2) Historical data prior to 2023 not pro forma for the FlexSteel Merger, and data prior to 2026 not pro forma for Cactus International acquisition. Net Capital Expenditures equals net cash flows from investing activities excluding the cash outflow for the FlexSteel Merger. Source: Company filings $109 $202 $359 $357 $314 $364 2021 2022 2023 2024 2025 Q1 2026 Ann.(1) (1)

Cactus | 20 Second Quarter Outlook ● Updating prior guides for both segments provided on the May 7th conference call with this release ● Pressure Control Q2 2026 (inclusive of Cactus International) o Revenue expected to be up low single digits versus Q1 2026 o Expected Adjusted EBITDA margin of 23% – 25% ● Spoolable Technologies Q2 2026 o Revenue expected to be up mid-to-high single digits versus Q1 2026 o Order momentum has continued, both domestically and abroad o Expected Adjusted EBITDA margin of 36% – 38% ● Expected Corporate and Other Adjusted EBITDA loss of approximately $5 million Outlook

Cactus | 21 Base Salary 17% STI Target 17%LTI 66% 2025 CEO Target Pay Mix● Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ● Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances ● In May 2024, proposals approved to declassify the Board and remove the supermajority voting requirements ● Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity ● Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities designed to further reduce our and our industry’s impact on the environment 3 4 5 6 7 At IPO Current Independent Directors 83% at risk Source: Company filings. Cactus Is Committed to ESG ● All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety ● Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Environmental Social Governance Released Inaugural Sustainability Report in 2025

Cactus | 22 Appendix

Cactus | 23 Year Ended Three Months Ended ($ in thousands) December 31, March 31, 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2026 Net income (loss) $201,642 $232,758 $214,840 $145,122 $67,470 $59,215 $156,303 $150,281 $66,547 ($8,176) $21,224 $40,221 Interest expense (income), net (10,962) (6,459) 6,480 (3,714) 774 (701) (879) 3,595 20,767 20,233 21,837 (220) Income tax expense 59,027 66,518 47,536 31,430 7,675 10,970 32,020 19,520 1,549 809 784 9,503 EBIT 249,707 292,817 268,856 172,838 75,919 69,484 187,444 173,396 88,863 12,866 43,845 49,504 Depreciation and amortization 63,914 60,438 65,045 34,124 36,308 40,520 38,854 30,153 23,271 21,241 20,580 26,313 EBITDA $313,621 $353,255 $333,901 $206,962 $112,227 $110,004 $226,298 $203,549 $112,134 $34,107 $64,425 $75,817 Severance expenses 588 - - - - 1,864 - - - - - 934 Revaluation of tax receivable agreement liability and other 794 (3,204) (4,490) 1,910 (898) 555 (5,336) - - - - - Transaction related expenses 13,458 2,793 12,183 8,422 406 - 1,042 - - - - 5,811 (Gain) loss on debt extinguishment - - - - - - - 4,305 - (2,251) (1,640) - Remeasurement loss on earn-out liability - 16,318 14,850 - - - - - - - - - Inventory step-up expense - - 23,516 - - - - - - - - 10,449 Stock-based compensation 24,493 22,888 18,105 10,631 8,620 8,599 6,995 4,704 - 361 359 7,039 Adjusted EBITDA $352,954 $392,050 $398,065 $227,925 $120,355 $121,022 $228,999 $212,558 $112,134 $32,217 $63,144 $100,050 Pressure Control Revenue $717,191 $724,038 $756,727 $300,172 Spoolable Technologies Revenue 368,245 407,038 340,233 89,900 Corporate and Other Eliminations (6,385) (1,262) - (1,723) Total Revenue $1,079,051 $1,129,814 $1,096,960 $688,369 $438,589 $348,566 $628,414 $544,135 $341,191 $155,048 $221,395 $388,349 Net income (loss) margin 18.7% 20.6% 19.6% 21.1% 15.4% 17.0% 24.9% 27.6% 19.5% (5.3%) 9.6% 10.4% Adjusted EBITDA margin 32.7% 34.7% 36.3% 33.1% 27.4% 34.7% 36.4% 39.1% 32.9% 20.8% 28.5% 25.8% *For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA, Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business. Non-GAAP Reconciliation (Cactus) Important Disclosure Regarding Non-GAAP Measures

Cactus | 24 $498 million 2024 Revenue $87 million 2024 Adjusted EBITDA(1)(2) 17% 2024 Adjusted EBITDA Margin(1)(2) >$600mm December 31, 2024 Backlog ~85% Middle East Revenues >$150mm 2024 Aftermarket Service Revenue 3 International Manufacturing Facilities ~1,100 Employees Conventional Wellhead Systems Compact Multibowl Wellhead Solutions Carbon Capture and Injection Wellhead Solutions Geothermal Wellhead Solutions 2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. This Appendix contains a reconciliation of Cactus International EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. Cactus International Joint Venture At a Glance ● Cactus closed on its acquisition of a majority interest in the Surface Pressure Control business of Baker Hughes on January 1, 2026 ● Combination of former Vetco Gray onshore and Wood Group Pressure Control businesses ● Provides field service and repair work for large installed base of equipment About Cactus International 1) Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been filed with the Securities and Exchange Commission. However, such financial statements do not include all financial information needed to calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International, which are non-GAAP measures. Therefore, such measures for Cactus International have been derived from information provided by Baker Hughes Holdings LLC and its affiliates consistent with Cactus’s definitions of such measures but have not been confirmed by Cactus and have not been audited. Total Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International’s business in Saudi Arabia. 1906 Founded 1986 Regan Forge Legacy acquired by Vetco Gray 2007 Acquired by GE Oil & Gas 2011 Acquired by GE Oil & Gas 2017 GE Oil & Gas merged with Baker Hughes 2026 Cactus International Joint Venture formed

Cactus | 25 1) Reflects 2024 results. International defined as non-U.S. revenue. 2) Represents the combined revenue of Cactus and Cactus International for 2024, as if Cactus had acquired 100% of the interests of Cactus International on January 1, 2024. Pursuant to the Cactus International Transaction, which closed on January 1, 2026, Cactus acquired 65% of the interests of Cactus International. Does not represent actual historical results and excludes pro forma adjustments. International defined as non-U.S. revenue. Cactus International Provides Transformative Geographic Exposure Cactus Excluding Cactus International(1) Cactus & Cactus International (100%)(2) Pressure Control Revenue Cactus Consolidated Revenue U.S. 56% International 44% U.S. 66% International 34% U.S. 94% International 6% U.S. 95% International 5%

Cactus | 26 Cactus Excluding Cactus International Cactus International (100%)(1) Cactus & Cactus International(2) Revenue $1,130 million $498 million $1,628 million Adj. EBITDA(3) $392 million $87 million $479 million Adj. EBITDA Margin(3) 35% 17% 29% Net Capital Expenditures(4) $35 million $10 million $46 million Adj. EBITDA – Net Capex $357 million $76 million $433 million 1) Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been filed with the Securities and Exchange Commission. However, such financial statements do not include all financial information needed to calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International, which are non-GAAP measures. Therefore, such measures for Cactus International have been derived from information provided by Baker Hughes Holdings LLC and its affiliates consistent with Cactus’s definitions of such measures but have not been confirmed by Cactus and have not been audited. Total Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International’s business in Saudi Arabia. 2) Represents the combined results of Cactus and Cactus International for 2024, as if Cactus had acquired 100% of the interests of Cactus International on January 1, 2024. Pursuant to the Cactus International Transaction, which closed on January 1, 2026, Cactus acquired 65% of the interests of Cactus International. Does not represent actual historical results and excludes pro forma adjustments. 3) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See the other pages of this appendix for reconciliations to the most comparable financial measures calculated in accordance with GAAP. 4) Net Capital Expenditures (or “Net Capex”) for Cactus represents cash flows from investing activities. Note: Figures may not sum due to rounding. Cactus & Cactus International Financial Profile 2024 Financial Information (Excluding Synergies)

Cactus | 27 Year Ended ($ in thousands) December 31, 2024 2023 Net income $51,304 $23,278 Interest expense, net 49,148 6,575 Other income (21,067) (2,133) Income tax expense 3,154 6,423 EBIT 82,539 34,143 Depreciation and amortization 4,709 5,716 EBITDA $87,248 $39,859 Business restructuring(1) 3,207 - Saudi Arabia JV commission expense(2) (5,421) (4,359) Other adjustments(3) 1,827 13,240 Adjusted EBITDA(4) $86,861 $48,740 Saudi Arabia JV non-controlling interest(5) (7,284) (5,330) Transaction Adjusted EBITDA $79,577 $43,410 Revenue $498,194 $461,231 Net income margin 10.3% 5.0% Adjusted EBITDA margin 17.4% 10.6% Non-GAAP Reconciliation (Cactus International) EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by Cactus management. We define Cactus International’s EBITDA as net income excluding net interest, income tax, other income, and depreciation and amortization. We define Cactus International’s Adjusted EBITDA and Transaction Adjusted EBITDA as EBITDA excluding the items indicated on this slide. We define Cactus International’s Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. We believe EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are useful because they allow management to more effectively evaluate Cactus International’s operating performance and compare the results of Cactus International’s operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of Cactus International’s EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present Cactus International’s EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting Cactus International’s business. Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been filed with the Securities and Exchange Commission. However, such financial statements do not include all financial information needed to calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International, which are non-GAAP measures. Therefore, such measures for Cactus International have been derived from information provided by Baker Hughes Holdings LLC and its affiliates consistent with Cactus’s definitions of such measures but have not been confirmed by Cactus and have not been audited. Important Disclosure Regarding Non-GAAP Measures 1) Reflects non-recurring expenses associated with the shutdown of a manufacturing facility in Mexico. 2) Reflects a selling commission due to a 10% non-controlling interest partner in Saudi Arabia excluded from operating income. 3) Other adjustments include out-of-period adjustments, non-recurring contract results, normalization of incentive compensation and other non-operational or timing adjustments. 4) Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International’s business in Saudi Arabia. 5) Reflects a 10% JV partner in Saudi Arabia’s share of earnings on an EBITDA basis, which is not included in the transaction. Note: Figures represent 100% of the results of Cactus International for the periods indicated. Pursuant to the Cactus International Transaction, which closed on January 1, 2026, Cactus acquired 65% of the interests of Cactus International.

Cactus | 28 Public 87% Management, Board & Select Employees 13% 1) As of May 28, 2026. Excludes effect of dilutive securities. 2) As of May 28, 2026. Market capitalization utilizes total shares outstanding. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions. 3) As of March 31, 2026. Net cash amount includes capital leases and restricted cash. Company Organizational Structure Company Organizational Structure Ownership Profile(4) Organizational Structure(1)Company Profile Ticker WHD (NYSE) Class A Shares Outstanding(1) ~69mm Class B Shares Outstanding(1) ~11mm Total Shares Outstanding(1) ~80mm Market Capitalization(2) ~$4.7bn Net Cash(3) ~$274mm Quarterly Dividend Per Share(2) $0.14 Annual Dividend Yield(2) 1.0% CC Unit Holders Public Investors Cactus, Inc.(5) (NYSE: WHD) Cactus Companies, LLC Operating Subsidiaries Class A Common Stock (86.6% voting power) Class B Common Stock (13.4% voting power) 10.8mm CC Units (13.4% economic rights) 69.4mm CC Units (86.6% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights 4) As of May 28, 2026. 5) Cactus Inc.’s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC. Source: Company filings

Cactus | 29 Investor Relations Contact Treasurer, Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Alan Boyd